Exhibit 10.4

FIRST AMENDMENT

FIRST AMENDMENT (this “Amendment”), dated as of May 6, 2015, by and among ACI Merchant Systems, LLC, a Pennsylvania limited liability company (“ACI” and together with each other Person joined from time to time to the Loan Agreement (as defined below) as a borrower, “Borrowers”), JetPay Corporation, a Delaware corporation (“Parent”), AD Computer Corporation, a Pennsylvania corporation (“AD Computer”), and Metro Bank (“Lender”).

BACKGROUND

A.        Borrowers, Parent and Lender are parties to a Loan and Security Agreement dated as of November 7, 2014 (as amended, modified, replaced, substituted for, superseded or restated from time to time, the “Loan Agreement”); and

B.         Borrowers have requested that Lender modify the minimum EBITDA financial covenant in the Loan Agreement, and based on information provided by Borrowers, Lender has agreed to such request, all on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, with the foregoing Background incorporated by reference and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.          Defined Terms. Unless otherwise defined herein (including in the Background), terms defined in the Loan Agreement and the Loan Documents are used herein as therein defined.

2.          Amendment to Loan Agreement. Section 6.8(d) of the Loan Agreement is amended and restated to read in full as follows:

“d. Minimum EBITDA –Borrowers shall maintain Consolidated EBITDA as of each fiscal quarter end of not less than the amount set forth below opposite the applicable fiscal quarter end, measured for the measurement period set forth below:

Fiscal Quarter Ending	Consolidated EBITDA	Measurement Period

March 31, 2015	$235,000	Three months ending March 31, 2015

June 30, 2015	$710,000	Six months ending June 30, 2015

September 30, 2015	$1,460,000	Nine months ending September 30, 2015

3.             Representations and Warranties. Each Loan Party hereby represents and warrants to Lender that:

(a)          There exists no Default or Event of Default under the Loan Agreement as amended hereby;

(b)          The representations and warranties made by Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof except to the extent such representations and warranties are made only as of a specific earlier date;

(c)          The execution and delivery of this Amendment, by and on behalf of each Loan Party have been duly authorized by all requisite action on behalf of each Loan Party, and this Amendment constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d)          The execution, delivery and performance of this Amendment will not violate any applicable provision of law or judgment, order or regulation of any court or of any public or governmental agency or authority nor conflict with or constitute a breach of or a default under any material instrument to which any Loan Party is a party or by which any Loan Party or any of its properties is bound; and

(e)          No approval, consent or authorization of, or registration, declaration or filing with, any governmental or public body or authority, or any trustee or holder of any indebtedness, is required in connection with the valid execution, delivery and performance by any Loan Party of this Amendment.

4.            Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of Lender and its counsel, of the following conditions precedent:

(a)          Loan Parties shall have delivered to Lender this Amendment, duly completed and executed by the Loan Parties

(b)          Payment by Borrowers of all of Lender’s Expenses, including without limitation, the fees and expenses of Ballard Spahr LLP, in accordance with Section 9.6 of the Loan Agreement.

(c)          The representations and warranties set forth in the Loan Agreement shall be true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties are made as of a specific earlier date.

(d)          No Default or Event of Default shall have occurred and be continuing under the Loan Agreement as amended hereby.

5.            Ratification; References; No Waiver. Except as expressly amended by this Amendment, the Loan Agreement shall continue to be, and shall remain, unaltered and in full force and effect in accordance with its terms. All references in the Loan Agreement to “this Agreement,” “hereof,” “hereto” and “hereunder” shall be deemed to be references to the Loan Agreement as amended hereby, and all references in any of the Loan Documents to the Loan Agreement shall be deemed to be to Loan Agreement as amended hereby. This Amendment does not and shall not be deemed to constitute a waiver by Lender of any Default, breach, Event of Default, or of any of Lender’s other rights or remedies. Each Loan Party hereby agrees that its obligations under the Loan Agreement and Loan Documents are ratified and confirmed and shall continue in full force and effect and shall continue to cover all Obligations. As security for the payment of the Obligations, and satisfaction by Borrowers of all covenants and undertakings contained in Loan Agreement and Loan Documents, each Borrower hereby confirms its prior grant to Lender of a continuing first lien on and security interest in, upon and to all of such Borrower’s now owned or hereafter acquired, created or arising Collateral, and Parent hereby confirms its prior grant to Lender of a continuing first lien on and security interest in, upon and to the Pledged Collateral (as defined in the Pledge Agreement).

6.            Affirmation of Guaranty. Parent and AD Computer each hereby acknowledges and agrees that its Surety and Guaranty Agreement continues unimpaired and in full force and effect, covers the Obligations as amended hereby and runs to the benefit of Lender and constitutes the valid, binding and enforceable obligation of such Guarantor, subject to no defense, setoff, counterclaim or deduction of any nature.

7.            Release. In consideration of the execution of this Amendment by Lender, each Loan Party hereby releases Lender and its officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that any Loan Party ever had, now has, or may have against Lender arising out of or relating to the Loan Documents or Lender’s acts or omissions with respect thereto occurring prior to the date hereof. Each Loan Party further states that it has carefully read the foregoing release, knows the contents thereof and grants the same as its own free act and deed.

8.            Miscellaneous.

(a)          Expenses. Loan Parties agree to pay all of Lender’s reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and expenses of Ballard Spahr LLP.

(b)          Governing Law. THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

(c)          Successors and Assigns. The terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of Loan Parties and Lender and their respective successors and assigns.

(d)          Counterparts. Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

(e)          Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(f)          Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrowers and Lender.

(g)         Waiver of Jury Trial. EACH LOAN PARTY AND LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ACI MERCHANT SYSTEMS, LLC

By:	/s/ Peter Davidson
Name:	Peter Davidson
Title:	Secretary

JETPAY CORPORATION

By:	/s/ Peter Davidson
Name:	Peter Davidson
Title:	Secretary

AD COMPUTER CORPORATION

By:	/s/ Gregory M. Krzemien
Name:	Gregory M. Krzemien
Title:	Treasurer

METRO BANK

By:	/s/ Harry G. Hayman, III
Name:	Harry G. Hayman, III
Title:	Senior Vice President

[Signature Page to First Amendment to ACI Merchant Loan Documents]